1st Quarter 2022 Earnings Presentation April 26, 2022 Exhibit 99.2

Safe Harbor Statement Our disclosures in this presentation, including without limitation, those relating to future financial results market conditions and guidance, the impacts of COVID-19 on our business, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. This includes both annual guidance and five-year growth targets which represent internal company estimates at a five-year compounded annual growth rate. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on Form 10-K and 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with Generally Accepted Accounting Principles (“GAAP”) are included within this presentation and available on the Investor Relations page of our website at www.armstrongceilings.com. The guidance in this presentation is only effective as of the date given, April 26, 2022, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance.

Basis of Presentation Explanation Results throughout this presentation are presented on a normalized basis. We remove the impact of certain discrete expenses and income in certain measures including adjusted net sales, adjusted EBITDA, adjusted diluted earnings per share (EPS) and adjusted free cash flow. The Company excludes certain acquisition related expenses (i.e. – changes in the fair value of earn-outs, deferred compensation accruals(1), impact of adjustments related to the fair value of inventory and deferred revenue) for recent acquisitions. The Company excludes all acquisition-related amortization from adjusted earnings from continuing operations and in calculations of adjusted diluted earnings per share. Examples of other excluded items include plant closures, restructuring actions and related costs, impairments, separation costs, environmental site expenses and related insurance recoveries, endowment level charitable contributions, and certain other gains and losses. The Company also adjusts for our U.S. Retirement Income Plan (RIP) (credit) expense(2). Our tax rate may be adjusted for certain discrete items which are identified in the footnotes. Investors should not consider non-GAAP measures as a substitute for GAAP measures. Non-GAAP figures are rounded to the nearest million and corresponding percentages are rounded to the nearest percent based on unrounded figures. The deferred compensation accruals are for cash and stock awards that will be recorded over the vesting period, as such payments are subject to the sellers’ and employees’ continued employment with the Company. RIP (credit) expense represents the entire actuarial net periodic pension (credit) expense recorded as a component of earnings from continuing operations. For all periods presented, we were not required to and did not make cash contributions to our RIP. All dollar figures throughout the presentation are in $ millions, except per share data, and all comparisons are versus prior year unless otherwise noted. Figures may not sum due to rounding.

1 12% increase in Net Sales driven by both Mineral Fiber (“MF”) and Architectural Specialties (“AS”) 2 Mineral Fiber Average Unit Value (“AUV”) growth of 12%, driven by like-for-like pricing above inflation, gross margin expanded 3 Record-setting AS sales and strong AS EBITDA margin expansion of 560 bps 4 Distributor inventory reductions drove lower Mineral Fiber and WAVE(1) volumes Double-Digit Sales Improvement Driven by MF AUV and AS Growth Q1 2022 Summary *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. Worthington Armstrong Joint Venture (“WAVE”). Adj. Net Sales* $253 $283 +8% +24% +12% +3% Adj. EBITDA*

Q1 2022 Consolidated Company Key Metrics Q1 2021 Q1 2022 Variance Adj. Net Sales* $253 $283 12% Adj. EBITDA* $85 $87 3% Adj. EBITDA Margin*(%) 34% 31% (270bps) Adj. Earnings Per Share* $0.95 $1.02 7% Adj. Free Cash Flow* $23 $20 (13%) (1) Excludes change in depreciation throughout presentation. (2) Excludes change in amortization throughout presentation. *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. $85 $2 $19 ($6) ($0) ($10) ($3) $87

Favorable MF AUV Partially Offset by Volume Headwinds Mineral Fiber Q1 2022 Results Q1 Current Quarter Comments 2021 Adjusted EBITDA* $78 AUV 18 Positive price offset by unfavorable channel mix Volume (6) Distributor inventory impacts partially offset by initiatives Manufacturing (1) Productivity partially offset inflation and PY cost control impacts Input costs (6) Raw material, energy and freight inflation SG&A (7) Increased selling expenses and inflation WAVE (3) Driven by lower sales volumes and increased SG&A 2022 Adjusted EBITDA* $74 Q1 MF EBITDA margin contracted (480bps) % Change (5%) *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. Net Sales +8% Mineral Fiber Key Highlights AUV up 12% vs. Q1 2021 on positive like-for-like pricing partially offset by unfavorable channel mix Continued to achieve price over inflation and expand gross margin Sales volume and WAVE equity earnings driven by reductions of distributor inventories

Q1 Current Quarter Comments 2021 Adjusted EBITDA* $7 Adj. Net Sales* 9 Increase in custom project sales, improved performance from recent acquisitions and positive impacts from price increases Period Expense - SG&A (3) Investment in selling capabilities and incentive compensation 2022 Adjusted EBITDA* $13 Q1 AS EBITDA margin expanded 560bps % Change 88% Record-Setting Sales Performance and Strong EBITDA Growth Architectural Specialties Q1 2022 Results *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. Adjusted Net Sales* up 24% on increased volumes, share gains and pricing actions Adjusted EBITDA* up 88% on sales fall through and adjusted EBITDA* margin expanded 560 bps, driven by improved operational leverage +24% Key Highlights Adj. Net Sales*

Adjusted Free Cash Flow Decline Driven by Lower WAVE Dividends *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. (1) Includes cash earnings, working capital and other current assets and liabilities. $1 ($1) $1 $0 $20 ($4) First Quarter 2022 vs. PY

2021 Actual 2022 Guidance Key Assumptions 2022 Guidance Double-digit growth on both top and bottom line $1,107 $1,215 – $1,255 10% – 13% YoY MF AUV +10% to +12% on positive like-for-like pricing & mix benefits Market recovery and benefits from growth initiatives expected to drive MF volume up +1% to +3% AS >10%; guidance does not include any future acquisitions Net Sales Adjusted EBITDA* Adjusted Diluted EPS* Adjusted Free Cash Flow* $372 $410 – $430 10% – 16% YoY Higher than average AUV fall through, continued price over inflation Manufacturing productivity and improved earnings from WAVE Investing to support growth initiatives AS margin expansion $4.36 $5.00 – $5.20 15% – 19% YoY ~$25 million of interest expense 25% book tax rate $66 million depreciation, $16 million amortization, of which ~$8 million of acquisition amortization is excluded ~48 million average diluted shares outstanding $190 $215 – $235 13% – 24% YoY $90-$100 million of Cap Ex $20 - $25 million of cash interest expense Cash tax rate 20% - 25% *Non-GAAP measure. See appendix for reconciliation to nearest GAAP measure. (Changes in assumptions)

Appendix

Supporting Data Data sourced from U.S. Bureau of Economic Analysis. “Table 2BU. Real Manufacturing and Trade Sales, Seasonally Adjusted at Monthly Rate [Chained 2012 dollars, 1997 forward, NAICS]“ Line 32. “Table 1BU. Real Manufacturing and Trade Inventories, Seasonally Adjusted, End of Period [Chained 2012 Dollars, 1997 forward, NAICS]” Line 32. "Table 3BU. Real Inventory-Sales Ratios for Manufacturing and Trade, Seasonally Adjusted [Based on chained 2012 dollars, 1997 forward, NAICS]“ Line 32.

Q1 2022 Adjusted EBITDA Reconciliation RIP expense represents only the plan service cost that is recorded within Operating Income. For all periods presented, we were not required to and did not make cash contributions to our RIP. Represents the impact of acquisition-related adjustments for the fair value of acquired inventory and deferred revenue, changes in fair value of contingent consideration and deferred compensation & restricted stock expenses. For the Three Months Ended March 31, For the Three months Ended March 31, 2022 2021 V Earnings from continuing operations, Reported $44 $38 $7 Add: Income tax expense, as reported 15 12 3 Earnings before tax, Reported $59 $50 $10 Add: Interest/other income and expense, net 4 4 (1) Operating Income, Reported $63 $54 $9 Add: RIP expense (1) 1 1 - Add: Acquisition-related impacts (2) 2 4 (2) Add: Depreciation 16 15 1 Add: Amortization 5 11 (6) Adjusted EBITDA $87 $85 $2

Q1 2022 Adjusted Diluted Earnings per Share Reconciliation Represents the impact of acquisition-related adjustments for the fair value of acquired inventory and deferred revenue, changes in fair value of contingent consideration and deferred compensation & restricted stock expenses. Represents the intangible amortization related to acquired entities, including customer relationships, developed technology, software, trademarks and brand names, non-compete agreements and other intangibles. Adjusted income tax expense is calculated using the adjusted tax rate multiplied by the adjusted earnings from continuing operations before income taxes. For the Three Months Ended March 31, For the Three months Ended March 31, 2022 Per Diluted Share 2021 Per Diluted Share V Earnings from continuing operations, Reported $44 $0.94 $38 $0.78 $7 Add: Income tax expense, reported 15 12 3 Earnings from continuing operations before income taxes, Reported $59 $50 $10 Add: Acquisition-related impacts (1) 2 4 (2) Add: Acquisition-related amortization (2) 3 7 (4) Adjusted earnings from continuing operations before income taxes $64 $61 $3 (Less): Adjusted income tax expense (3) (16) (15) (1) Adjusted net income from continuing operations $48 $1.02 $46 $0.95 $2 Adjusted EPS change versus prior year 7% Diluted Shares Outstanding, as reported 47.2 48.0 Adjusted Tax Rate 25% 25%

2022 Adjusted Free Cash Flow Reconciliation Contingent compensation payments related to 2020 acquisitions recorded as a component of net cash provided by operating activities. . For the Three Months Ended March 31, For the Three months Ended March 31, 2022 2021 V Net cash provided by operating activities $17 $20 ($3) Net cash (used for) investing activities - ($9) $9 Net cash provided by operating and investing activities $17 $11 $6 Add: Payment related to the sale of international, net - 12 (12) Add: Net environmental expenses 1 - 1 Add: Contingent consideration in excess of acquisition-date fair value (1) 2 - 2 Adjusted Free Cash Flow $20 $23 ($3)

2022 Segment Reported Operating Income (Loss) to Adj. EBITDA RIP expense represents only the plan service cost related to the RIP that is recorded within Operating Income. For all periods presented, we were not required to and did not make cash contributions to our RIP. Represents the impact of acquisition-related adjustments for the fair value of acquired inventory and deferred revenue, changes in fair value of contingent consideration and deferred compensation accruals. MINERAL FIBER ARCHITECTURAL SPECIALTIES UNALLOCATED CORPORATE For the Three Months Ended March 31, For the Three months Ended March 31, 2022 2021 V 2022 2021 V 2022 2021 V Operating Income (Loss), As Reported $58 $61 ($3) $7 ($5) $11 ($1) ($2) $1 Add: RIP expense(1) - - - - - - 1 1 (0) (Less): Acquisition-related impacts (2) - - - 2 4 (2) - - - Add: Depreciation and Amortization 17 18 (1) 4 8 (3) - - - Adjusted EBITDA $74 $78 ($4) $13 $7 $6 - - - (5%) 88%

2022 Adjusted Net Sales Reconciliation Represents the impact of acquisition-related deferred revenue adjustments to fair value. Consolidated For the Three Months Ended March 31, For the Three months Ended March 31, 2022 2021 V Reported Net Sales $283 $252 $31 Deferred revenue adjustment (1) - 1 (1) Adjusted Net Sales $283 $253 $30

2022 Adjusted EBITDA Guidance Reconciliation RIP credit represents the actuarial net periodic benefit expected to be recorded as a component of other non-operating income. We do not expect to be and do not plan to make cash contributions to our RIP based on guidelines established by the Pension Benefit Guaranty Corporation. RIP expense represents only the plan service cost related to the RIP that is recorded within Operating Income. For all periods presented, we were not required to and did not make cash contributions to our RIP. Consolidated For the Year Ending December 31, 2022 For the Three months Ended March 31, Low to High Net Income $232 to $241 Add: Interest expense 22 26 (Less): RIP credit (1) (4) (4) Add: Income tax expense 76 79 Operating Income $326 to $341 Add: RIP expense (2) 4 4 Add: Depreciation 65 68 Add: Amortization 16 17 Adjusted EBITDA $410 to $430

2022 Adjusted EPS Guidance Reconciliation Adjusted diluted EPS guidance for 2022 is calculated based on an adjusted effective tax rate of 25% and based on 47.7 million of diluted shares outstanding. RIP credit represents the actuarial net periodic benefit expected to be recorded as a component of other non-operating income. We do not expect to be required to make, nor do we plan to make cash contributions to our RIP based on guidelines established by the Pension Benefit Guaranty Corporation. RIP expense represents only the plan service cost related to the RIP and is recorded as a component of operating income. We do not expect to be required to make, nor do we plan to make cash contributions to our RIP based on guidelines established by the Pension Benefit Guaranty Corporation. Represents the intangible amortization related to acquired entities, including customer relationships, developed technology, software, trademarks and brand names, non-compete agreements and other intangibles. Adjusted income tax expense is based adjusted earnings before income tax. Consolidated For the Year Ending December 31, 2022 For the Three months Ended March 31, Low Per Diluted Share(1) to High Per Diluted Share(1) Net income $232 $4.87 to $241 $5.05 Add: Interest expense 22 26 (Less): RIP credit (2) (4) (4) Add: Income tax expense 76 79 Operating Income $326 to $341 Add: RIP expense (3) 4 4 (Less): Interest expense (22) (26) Add: Acquisition related amortization (4) 8 8 Adjusted earnings before income taxes $316 to $328 (Less): Income tax expense (5) (79) (82) Adjusted net income $237 $5.00 to $246 $5.20

2022 Adjusted Free Cash Flow Guidance Reconciliation Consolidated For the Year Ending December 31, 2022 For the Three months Ended March 31, Low to High Net cash provided by operating activities $210 to $230 Add: Return of investment from joint venture 95 105 Adjusted net cash provided by operating activities $305 to $335 (Less): Capital expenditures (90) (100) Adjusted Free Cash Flow $215 to $235